EXHIBIT 10.4.12
                              AMENDMENT NO. 8 TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                                               October 31, 1997



WCI Steel, Inc.
1040 Pine Avenue, S.E.
Warren, Ohio 44483-6528

Gentlemen:

     Congress Financial Corporation, a California corporation ("Congress") and Bank America Business Credit, Inc., a Delaware corporation, as assignee of, and together with Congress, individually and collectively, "Lenders") and Congress Financial Corporation, as agent for Lenders (in such capacity, "Agent") have entered into financing arrangements with WCI Steel, Inc., an Ohio corporation ("WCI Steel"), pursuant to which Agent on behalf of Lenders may make loans and advances and provide other financial accommodations to WCI Steel as set forth in the Amended and Restated Loan and Security Agreement, dated as of December 29, 1992, by and among Agent, Lenders and WCI Steel, as amended and supplemented pursuant to Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of December 14, 1993, Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of July 13, 1994, Amendment No. 3 to Amended and Restated Loan and Security Agreement, dated as of March 28, 1995, Amendment No. 4 to Amended and Restated Loan and Security Agreement, dated as of February 23, 1996, Amendment No. 5 to Amended and Restated Loan and Security Agreement, dated as of March 8, 1996, Amendment No. 6 to Amended and Restated Loan and Security Agreement, dated as of June 17, 1996, and Amendment No. 7 to Loan and Security Agreement, dated November 27, 1996 (as the same is amended and supplemented hereby or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other Financing Agreements (as such term is defined in the Loan Agreement).

     WCI Steel and its subsidiaries have requested that Agent and each of Lenders (a) consent to the formation of WCI Metallurgical (as hereinafter defined), WCI Production (as hereinafter defined) and WCI Sales LP (as hereinafter defined), (b) permit the transfer of existing receivables of WCI Steel to WCI Sales LP on the date hereof, (c) permit intercompany sales of inventory after the date hereof from WCI Steel to WCI Sales LP for resale to Account Debtors, (d) include WCI Sales LP as a borrower under the Loan Agreement, and (e) permit WCI Metallurgical and WCI Production to provide certain sales and production services to WCI Steel and WCI Sales LP.

     Agent and Lenders are willing to so consent, subject to the terms and conditions contained herein. By this Amendment, Agent, Lenders and Borrower desire and intend to evidence such consent and related amendments.

     In consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, Agent, Lenders and Borrower agree as follows:



     1.  Definitions.

          (a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

               (i) "WCI Metallurgical" shall mean WCI Steel Metallurgical Services, Inc., an Ohio corporation, and its successors and assigns.

               (ii) "WCI Production" shall mean WCI Steel Production Control Services Inc., an Ohio corporation, and its successors and assigns.

               (iii) "WCI Sales LP" shall mean WCI Steel Sales L.P., an Ohio limited partnership, and its successors and assigns.

               (iv) "WCI Sales LP Limited Partnership Agreement" shall mean the Limited Partnership Agreement, dated October 2, 1997, between WCI Metallurgical and WCI Production, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (v) "WCI Steel" shall mean WCI Steel, Inc., an Ohio corporation, and its successors and assigns.

          (b) Amendment to Definition. All references to the term "Borrower" or "Debtor" in the Loan Agreement or in any of the Financing Agreements shall be deemed and each such reference is hereby amended to mean, jointly and severally, individually and collectively, WCI Sales LP and WCI Steel.

          (c) Interpretation. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement.

     2. Consents. Subject to the terms and conditions contained herein, Agent and Lenders hereby consent to: (a) the formation of WCI Sales LP, WCI Metallurgical and WCI Production, (b) the transfer as of the date hereof by WCI Steel to WCI Sales LP of all of the existing Accounts of WCI Steel, provided, that, such consent shall not be construed to release or terminate the security interests and liens of Agent in such Accounts, which security interests and liens of Agent shall continue and remain in full force and effect with respect to such Accounts as so transferred and WCI Sales LP shall acquire such Accounts subject to the security interests and liens of Agent,
(c) intercompany sales of Inventory after the date hereof by WCI Steel to WCI Sales LP, provided, that, such consent shall not be construed to release or terminate the security interests and liens of Agent in such Inventory, which security interests and liens of Agent shall continue and remain in full force and effect, and WCI Sales LP shall acquire such Inventory subject to the security interests and liens of Agent, and (d) certain payments to WCI Metallurgical and WCI Production in exchange for sales and production services provided by each of them to WCI Steel and WCI Sales LP.

     3.  Assumption of Obligations.

          (a) WCI Sales LP hereby expressly (i) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with WCI Steel, for all Obligations under, contained in, or arising out of the Loan Agreement and the other Financing Agreements applicable to WCI Steel as a Borrower and as applied to WCI Sales LP as a Borrower, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to WCI Steel and as applied to WCI Sales LP as a Borrower, with the same force and effect as if WCI Sales LP had originally executed and been an original Borrower as a signatory to the Loan Agreement and the other Financing Agreements, and (iii) agrees that Agent and Lenders shall have all rights, remedies and interests, including security interests in and to the Collateral granted pursuant to Section 5 hereof, the Loan Agreement and the other Financing Agreements, with respect to WCI Sales LP and its properties and assets with the same force and effect as Agent and Lenders have with respect to WCI Steel and its assets and properties as if WCI Sales LP had originally executed and had been an original Borrower as a signatory to the Loan Agreement and the other Financing Agreements.

          (b) WCI Steel and WCI Sales LP shall be liable for all amounts due to Agent and Lenders under this Agreement, regardless of which of them actually receives the Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which Agent or any Lender accounts for such Loans, Letter of Credit Accommodations or other extensions of credit on its books and records. The Obligations with respect to Loans made to WCI Steel or WCI Sales LP and the Obligations arising as a result of the joint and several liability of WCI Steel or WCI Sales LP, with respect to Loans made to either WCI Steel or WCI Sales LP, shall be separate and distinct obligations, but all such other Obligations shall be primary obligations of WCI Steel and WCI Sales LP. The Obligations arising as a result of the joint and several liability of WCI Steel and WCI Sales LP with respect to Loans, Letter of Credit Accommodations or other extensions of credit made to the other shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Obligations of the other or of any promissory note or other document evidencing all or any part of the Obligations of the other,
(ii) the absence of any attempt to collect the Obligations from the other Borrower, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by Agent or any Lender with respect to any provisions of any instrument evidencing the Obligations of the other Borrower, or any part thereof, or any other agreement now or hereafter executed by the other Borrower and delivered to Agent or any Lender, (iv) the failure by Agent or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights and maintain its security or collateral for the Obligations of the other Borrower, (v) the election of Agent or any Lender in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowings or grant or a security interest by the other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the claim(s) of Agent or any Lender for the repayment of the Obligations of the other Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of the other Borrower. With respect to the Obligations arising as a result of the joint and several liability of WCI Steel and WCI Sales LP with respect to Loans, Letter of Credit Accommodations or other extensions of credit made to the other Borrower hereunder, each of WCI Steel and WCI Sales LP waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which Agent or any Lender now has or may hereafter have against WCI Steel and WCI Sales LP, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to Agent. Upon any Event of Default, Agent may proceed directly and at once, without notice, against either WCI Steel or WCI Sales LP to collect and recover the full amount, or any portion of the Obligations, without first proceeding against the other Borrower or any other Person, or against any security or collateral for the Obligations. Each of WCI Steel and WCI Sales LP consents and agrees that Agent shall be under no obligation to marshall any assets in favor of WCI Steel and WCI Sales LP or against or in payment of any or all of the Obligations.

     4. Loans. Section 3.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     "3.1  Loans.

          (a) Subject to, and upon the terms and conditions contained herein:

               (i) At the request of WCI Sales LP, or at the request of WCI Steel on behalf of WCI Sales LP, each of Lenders severally, but not jointly, agrees to lend to WCI Sales LP and authorizes and appoints Agent to make Loans to WCI Sales LP, for the account of and as Agent for Lenders, in such amounts from time to time as Agent shall determine, in its discretion, upon such request, of up to:
     (A) xxxxxxxxxxxxxxxxx percent of the Net Amount of Eligible Accounts of WCI Sales LP (or such greater or lesser percentage thereof as Agent may determine from time to time), plus (B) sixty (60%) percent of the Value of Eligible Inventory of WCI Sales LP taking into account the elimination of intercompany profit (or such greater or lesser percentage thereof as Agent may determine from time to time).

               (ii) At the request of WCI Steel, each of Lenders severally, but not jointly, agrees to lend to WCI Steel, and authorizes and appoints Agent to make Loans to WCI Steel, for the account of and as Agent for Lenders, in such amounts from time to time as Agent shall determine in its discretion, upon such request, of up to xxxxxxxxxxx percent of the Value of Eligible Inventory of WCI Steel (or such greater or lesser Percentage thereof as Agent may determine from time to time)."

     5. Appointment of Agent for Requesting Loans and Receipt of Loans and Statements.

          (a) WCI Sales LP hereby irrevocably appoints and constitutes WCI Steel as its agent to request and receive Loans and Letter of Credit Accommodations pursuant to the Loan Agreement and the other Financing Agreements from Agent and Lenders in the name or on behalf of WCI Sales LP. Agent and Lenders may disburse the Loans to such bank account of WCI Steel or otherwise make such Loans to WCI Sales LP and provide such Letter of Credit Accommodations to WCI Sales LP as WCI Steel may designate or direct, without notice to WCI Sales LP, any Obligor or any other person at any time obligated on or in respect of the Obligations.

          (b) WCI Steel hereby accepts the appointment by WCI Sales LP as the agent of WCI Sales LP pursuant to Section 5(a) hereof. WCI Steel shall ensure that the disbursements of any Loans to WCI Sales LP requested by or paid to WCI Steel or the issuance of any Letter of Credit Accommodations for WCI Sales LP shall be paid to or for the account of WCI Sales LP.

          (c) WCI Sales LP hereby irrevocably appoints and constitutes WCI Steel as its agent to receive statements of account and all other notices from Agent and Lenders with respect to the Obligations or otherwise under or in connection with the Loan Agreement and the other Financing Agreements.

          (d) No purported termination of the appointment of WCI Steel as agent as aforesaid shall be effective, except after ten (10) days prior written notice to Agent.

     6. Direct Grant of Security Interest. Without limiting the provisions of Section 3(a) hereof, the Loan Agreement and the other Financing Agreements, as collateral security for the prompt performance, payment and performance when due of all of the Obligations of WCI Sales LP to each of Agent and Lenders, WCI Sales LP hereby grants to each of Agent and Lenders, a continuing security interest in, and lien upon, and right of setoff against, and WCI Sales LP hereby pledges and assigns to each of Agent and Lenders, all now owned and hereafter acquired and arising assets and properties of WCI Sales LP, all of which shall be included in the definition of Collateral as set forth in the Loan Agreement (which definition is hereby amended accordingly), including, without limitation, the following:

          (a) (i) all Accounts; (ii) all monies, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, Agent, Lenders or any Participant from or for WCI Sales LP, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of WCI Sales LP's deposits (general or special), balances, sums and credits with Agent, Lenders or any Participant at any time existing;
(iii) all right, title and interest, and all enforcement and other rights, remedies, and security and liens, in, to and in respect of the Accounts and other Collateral, including, without limitation, rights of stoppage in transit, replevin, repossession, sequestration and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, credit and other insurance; (iv) all right, title and interest in, to and in respect of all goods relating to Accounts, including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Account or other Collateral, including, without limitation, all returned, reclaimed or repossessed goods;
(v) all deposit accounts; and (vi) all other general intangibles of every kind and description (other than trademarks and patents), including, without limitation, (A) the interests of WCI Sales LP in any surety, insurance or bonds, letters of credit or other guaranties and (B) claims and other choses in action;

          (b)  all Inventory;

          (c) all present and future books and records relating to any of the above, including, without limitation, all ledgers, books of account, records, tapes, cards, computer programs, computer disks or tape files, computer printouts, computer runs, computer data and other computer prepared information in the possession or control of WCI Sales LP, any computer service bureau or other third person; and

          (d) all products and proceeds of the foregoing, in any form, including, without limitation, any insurance proceeds and any claims against third persons for loss or damage to or destruction of any or all of the foregoing.

Notwithstanding anything to the contrary set forth in this Section 6 hereof, the Collateral shall not include the Equipment, the Real Property or the other assets of WCI Sales LP described on Exhibit M hereto and the Collateral shall not include proceeds of business interruption insurance.

     7. Loans, Investments, Guarantees. Section 7.5 of the Loan Agreement is hereby amended by adding a new Section 7.5(k) as follows:

               "(k) the guarantees by WCI Steel, WCI Sales LP,
               WCI Production and WCI Metallurgical in favor of Lenders and Agent."

     8. Exhibits. Exhibits B, C, D, J, and L to the Loan Agreement are hereby amended to include, in addition and not in limitation, the additional information set forth on the Exhibits B, C, D, J and L attached hereto.

     9. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by WCI Steel, WCI Sales LP, WCI Production, WCI Metallurgical and Niles to Agent and/or Lenders pursuant to the other Financing Agreements, each of WCI Steel, WCI Sales LP, WCI Production, WCI Metallurgical and Niles hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

          (a) This Amendment and each other agreement or instrument to be executed and delivered by each of WCI Steel, WCI Sales LP, WCI Production, WCI Metallurgical and Niles hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of WCI Steel, WCI Sales LP, WCI Production, WCI Metallurgical and Niles which is a party hereto and thereto and, if necessary, their respective stockholders, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of WCI Steel, WCI Sales LP, WCI Production, WCI Metallurgical and Niles, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of WCI Steel, WCI Sales LP, WCI Production, WCI Metallurgical and Niles, as the case may be, enforceable against them in accordance with their terms.

          (b) All of the outstanding shares of capital stock of each of WCI Production and WCI Metallurgical have been duly authorized, validly issued and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind. WCI Steel is the beneficial and direct owner of record of one hundred (100%) percent of the issued and outstanding shares of capital stock of each of WCI Production Services and WCI Metallurgical.

          (c) No action of, or filing with, or consent of any governmental or public body or authority, other than the filing of UCC financing statements, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

          (d) All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except as affected by transactions expressly contemplated or permitted by this Amendment and except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

          (e) As of the date hereof, and after giving effect to the provisions of this Amendment, no Event of Default, and no condition or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, exists or has occurred and is continuing.

          (f) WCI Metallurgical is an Ohio corporation, duly organized and validly existing in good standing under the laws of the State of Ohio. WCI Production is an Ohio corporation, duly organized and validly existing in good standing under the laws of the State of Ohio. The sole general partner of WCI Sales LP is and shall be WCI Production and the sole limited partner of WCI Sales LP is and shall be WCI Metallurgical. WCI Sales LP is an Ohio limited partnership, duly formed and validly existing in good standing under the laws of the State of Ohio. Each of WCI Sales LP, WCI Metallurgical and WCI Production (i) is duly licensed or qualified to do business as a foreign corporation and is in good standing in each of the jurisdictions set forth in Exhibit B annexed hereto, which are the only jurisdictions where the nature of the properties owned or licensed or the nature of the business makes such licensing or qualification to do business necessary, and (ii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and will be conducted in the future.

          (g) The WCI Sales LP Limited Partnership Agreement has been duly and validly authorized, executed and delivered and constitutes a valid binding agreement enforceable in accordance with its terms.

          (h) The assets and properties of WCI Sales LP, WCI Production and WCI Metallurgical are owned by them, free and clear of all security interests, liens and encumbrances of any kind, nature or description, except those security interests granted pursuant hereto or the Loan Agreement in favor of Agent and Lenders and except for Liens (if any) permitted under
Section 7.4 of the Loan Agreement or the other Financing Agreements. WCI Sales LP, WCI Production and WCI Metallurgical do not, and shall not, own any Equipment or Real Property having a value in the aggregate of more than $1,000,000 and the only other assets of WCI Sales LP are and shall be Accounts and Inventory. The only business of WCI Sales LP is, and shall be, the resale to third party customers of Inventory sold by WCI Steel to WCI Sales LP.

          (i) All sales of Inventory by WCI Steel to WCI Sales LP after the date hereof shall be in the ordinary course of and pursuant to the reasonable requirements of its business and upon fair and reasonable terms no less favorable to WCI Steel than it would obtain in a comparable arm's length transaction with a person other than an Affiliate (except that the price of such Inventory so sold by WCI Steel to WCI Sales LP may be between xxxxxxxxxxxx percent and xxxxxxxxxxxxxxxxxx percent of the market value of such Inventory based on the sales price to the ultimate third party customer). All services provided by WCI Production to WCI Steel and WCI Steel LP for planning steel production and all services provided by WCI Metallurgical to WCI Steel and WCI Sales LP for making steel and furnishing services to customers of WCI Sales LP shall be in the ordinary course of and pursuant to the reasonable requirements of the business of WCI Steel and WCI Sales LP and upon fair and reasonable terms no less favorable to each of WCI Steel and WCI Sales LP than it would obtain in a comparable arm's length transaction with a person other than an Affiliate.

          (j) Within twenty (20) days after the date hereof, WCI Steel and WCI Sales LP shall obtain and deliver such amendment to the existing Blocked Account arrangements as Agent shall require, in form and substance satisfactory to Agent, to reflect the transactions provided for herein, duly executed and delivered by the banks at which such Blocked Accounts are maintained by Borrower.

     10. Conditions Precedent. The effectiveness of the consents, waiver and other terms and conditions contained herein shall be subject to the receipt by Agent of each of the following, in form and substance satisfactory to Agent:

          (a) the Guarantee by WCI Sales LP, WCI Metallurgical and WCI Production in favor of Lenders and Agent with respect to the Obligations of WCI Steel to Lenders and Agent;

          (b) the Guarantee by WCI Steel, Niles, WCI Metallurgical and WCI Production in favor of Lenders and Agent with respect to the Obligations of WCI Sales LP to Lenders and Agent;

          (c) the Security Agreement by WCI Metallurgical in favor of Lenders and Agent;

          (d) the Security Agreement by WCI Production in favor of Lenders and Agent;

          (e) such UCC financing statements and other documents and instruments by WCI Sales LP, WCI Production and WCI Metallurgical which Lenders in their sole discretion have determined are necessary to perfect the security interests of Agent and Lenders in all assets now or hereafter owned by WCI Sales LP, WCI Production and WCI Metallurgical;

          (f) the Certificate of Incorporation, and all amendments thereto, of each of WCI Production and WCI Metallurgical certified by the Secretary of State of its jurisdiction of incorporation as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, together with a copy of the By-Laws of each of WCI Production and WCI Metallurgical, certified by the secretary of each of WCI Production and WCI Metallurgical, and a certificate from the secretary of each of WCI Metallurgical and WCI Production dated the date hereof certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

          (g) the Certificate of Limited Partnership, and all amendments thereto, of WCI Sales LP certified by the Secretary of State of Ohio, together with the WCI Sales Limited Partnership Agreement and a certificate from the managing partner of WCI Sales LP dated the date hereof certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

          (h) evidence, as of the most recent practicable date, that each of WCI Sales LP, WCI Production and WCI Metallurgical is duly qualified and in good standing in each jurisdiction set forth in Exhibit B hereto;

          (i) a Secretary's Certificate of Directors' Resolutions with Shareholder's Consent evidencing the adoption and existence of corporate resolutions approving the execution, delivery and performance by each of WCI Sales L.P., WCI Production and WCI Metallurgical of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment, together with such opinions of counsel to with respect thereto, addressed to Lenders and Agent as Lenders shall reasonably require.

     11. Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrower to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable cure period, if any, with respect thereto provided for in the Loan Agreement as in effect on the date hereof).

     12. Effect of this Amendment. Except as modified pursuant hereto, no other waivers, changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

     13. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

     14. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

     15. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower, WCI Metallurgical, WCI Production, WCI Sales LP or Niles or to entitle Borrower or any of such persons to any other consent. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     16. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.




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
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

                                  Very truly yours,

                                  WCI STEEL, INC.

                                  By:/S/ BRET W. WISE
                                         ------------

                                  Title: Assistant Secretary



                                  WCI STEEL SALES L.P.

                                  By: WCI STEEL PRODUCTION CONTROL
                                      SERVICES INC., as its general partner

                                  By:/S/ PAUL A. SANTUZZI
                                         ----------------

                                  Title: Secretary


ACCEPTED AND AGREED:

CONGRESS FINANCIAL CORPORATION,
 individually and as Agent

By:/S/ LAURENCE S. FORTE
       -----------------

Title: First Vice President


BANKAMERICA BUSINESS CREDIT, INC.

By:/S/ EARNEST PELLI
       -------------

Title: Vice President





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ACKNOWLEDGED AND CONSENTED TO:

NILES PROPERTIES, INC.

By:/S/ PAUL A. SANTUZZI
       ----------------

Title: Treasurer


WCI STEEL PRODUCTION CONTROL SERVICES INC.

By:/S/ PAUL A. SANTUZZI
       ----------------

Title: Secretary


WCI STEEL METALLURGICAL SERVICES INC.

By:/S/ PAUL A. SANTUZZI
       ----------------

Title: Secretary




























                                    EXHIBIT B


WCI Steel Metallurgical Services. Inc.

          Incorporated in Ohio. Qualified as a foreign corporation in:

          Alabama
          California
          Colorado
          Connecticut
          Georgia
          Illinois
          Indiana
          Kentucky
          Louisiana
          Michigan
          North Carolina
          New Jersey
          New York
          Pennsylvania
          South Carolina
          Tennessee
          Texas
          Wisconsin
          West Virginia


WCI Steel Production Services. Inc.

          Incorporated in Ohio. Qualified as a foreign corporation in:

          Michigan
          Pennsylvania


WCI Steel Sales Limited Partnership

     A limited partnership formed under the laws of Ohio. Qualified to do business in:

          Michigan

                                 EXHIBIT C


          WCI Steel Metallurgical Services, Inc.
          1040 Pine Avenue, S.E.
          Warren, Ohio 44483


          WCI Steel Production Services, Inc.
          1040 Pine Avenue, S.E.
          Warren, Ohio 44483


          WCI Steel Sales L.P.
          1040 Pine Avenue, S.E.
          Warren, Ohio 44483

                                EXHIBIT D


                          Location of Collateral


1040 Pine Avenue, S.E.
Warren, OH 44483-6528

                                  EXHIBIT J


                Corporate Names; Tradenames; Prior Transactions

None.

                                                            Schedule 4.3


                                  Existing Liens


None.

Permitted Liens includes:

          (i) mechanics, materialmen, warehousemen and other like statutory liens arising in the ordinary course of the Guarantor's business to the extent (a) such liens secure Obligations which are not overdue or (b) until foreclosure of similar proceedings shall have been commenced, such liens secure Obligations relating to claims or liabilities which are (1) fully insured and being defended at the sole cost and expense and the sole risk of the insurer or (2) being contested in good faith by appropriate proceedings diligently pursued and available to the Guarantor which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such lien and are adequately escrowed for or reserved;

          (ii) liens for taxes not yet due and payable or liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP,

          (iii) liens (other than any lien imposed by ERISA) incurred or deposits made in the ordinary course of business (a) in connection with liability insurance, workers' compensation, unemployment insurance and other types of social security or (b) to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business;

          (iv) leases or subleases granted to third persons not interfering with the ordinary course of business of the Guarantor;

          (v) any attachment or judgment lien arising from a judgment not giving rise to an Event of Default, or an act, condition or event which with notice or passage of time or both would constitute an Event of Default so long as such lien, if encumbering Collateral, has not attached to such Collateral for more than forty-five (45) days and so long as no enforcement action has commenced with respect to such Collateral;

          (vi) easements, rights-of-way, restrictions, encroachments, licenses, zoning restrictions and other similar charges or encumbrances, in each cases not interfering in any material respect with the business of the Guarantor;

          (vii) non-consensual liens which may arise or be created under ERISA and under environmental laws that are being contested in good faith and as to which adequate reserves have been established to the extent required by GAAP and secure obligations that are not reasonably likely to have a Material Adverse Effect, and which are not reasonably likely to adversely affect the Agent's rights with respect to the Collateral or the value thereof; and

          (viii) purchase money mortgages or other purchase money liens or security interests up to $500,000 upon any specified fixed assets hereafter acquired or liens or security interests existing on any such future fixed assets at the time of acquisition thereof and including in any event any capital or finance leases; provided that: (a) no such purchase money lien or security interest (or capital or finance lease, as the case may be) with respect to specific future fixed assets or as refinanced shall extend to or cover any other property other than the specific fixed assets so acquired, or acquired subject to such lien or security interest (or lease) and the proceeds thereof; (b) such lien or security interest only secures the obligation to pay the purchase price of such specific fixed assets (or the obligations under the capital or finance lease); (c) the principal amount secured thereby shall not exceed one hundred percent (100%) of the cost of the fixed assets so acquired; and (d) no Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing.

                                                             Schedule 4.7


            Bank Accounts for WCI Production Control Services. Inc.


Bank                          Account Number               Purpose/Type

Corestates                      xxxx-xxxx                Account Payable













































                                                              Schedule 4.7

             Bank Accounts for WCI Metallurgical Services. Inc.

Bank                         Account Number                  Purpose/Type

Corestates                     xxxx-xxxx                    Account Payable